UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2019

Emmaus Life Sciences, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-53072	41-2254389
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21250 Hawthorne Boulevard, Suite 800, Torrance, CA	90503
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 214-0065

(Former name or former address, if changed, since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 9, 2019, Emmaus Life Sciences, Inc. (“we,” “us,” “our,” “Emmaus” or the “company”) held a special meeting of stockholders (the “Special Meeting”).  The principal purpose of the Special Meeting was to consider and act upon the proposal to adopt and approve the Agreement and Plan of Merger and Reorganization, dated January 4, 2019, as amended from time to time (as so amended, the “Merger Agreement”), among Emmaus, MYnd Analytics, Inc. (“MYnd”) and Athena Merger Subsidiary, Inc. “Merger Sub”), pursuant to which Merger Sub is to merge (the “Merger”) with and into Emmaus, with Emmaus to survive the Merger as a wholly owned subsidiary of MYnd. For more information about the purposes of the Special Meeting, see the Notice of Special Meeting of Emmaus stockholder and the section entitled “The Special Meeting of Emmaus Stockholders” in the joint proxy statement/prospectus (the “joint proxy statement/prospectus”) filed by us on Schedule 14A with the U.S. Securities and Exchange Commission (the “SEC”) on June 14, 2019, which information is incorporated herein by reference.

The number of shares of common stock entitled to vote at the Special Meeting was 34,051,394, of which ______ shares were present or represented by proxy at the Special Meeting. The proposal to adopt and approve the Merger Agreement and the Merger was approved by the following vote:

For	Against	Abstain	Broker Non-votes
28,292,446	3,686	19,872	0

As the forgoing proposal was approved, we dispensed with a vote on the proposal to adjourn the Special Meeting, if necessary, to solicit additional proxies.

Item 8.01	Other Events.

On July 10, 2019, Emmaus and MYnd issued a joint press release, a copy of which is filed as Exhibit 99.1 to this Current Report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

See the accompanying Index to Exhibits, which information is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 10, 2019	Emmaus Life Sciences, Inc.

	By:	/s/ YUTAKA NIIHARA
Name: Yutaka Niihara, M.D., M.P.H.
Title: Chairman and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

99.1	Press release of July 10, 2019

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